UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

INNOVA ROBOTICS & AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

15870 Pine Ridge Road, Fort Myers, Florida 33908
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (239) 466-0488

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers

On December 18, 2007, Innova Robotics and Automation, Inc. (the “Company”) and its subsidiaries entered into an Employment Termination and Retirement Agreement (the “Agreement”) with Walter Weisel (“Weisel”). Pursuant to the Agreement, Weisel resigned from all positions with the Company and its subsidiaries, including resigning as Director of the Company. The Company acknowledges that is owes Weisel $227,000 in accrued compensation for periods of time in 2002 thru 2006. This will be paid substantially in restricted Company stock as follows; Weisel shall be paid the aggregate gross sum of $110,000 in restricted stock of the Company or in cash, at the Company’s discretion; the Company shall also issue 2,800,000 shares of the Company’s restricted common stock to Weisel in four equal quarterly installments in 2008 beginning April 1, 2008. Additionally, Weisel will be paid an annual cash salary of $45,000 through December 31, 2007. Weisel shall be paid an additional sum of $13,453.49 in accrued and unpaid salary and non reimbursed expenses upon submission of expense reports. An employment agreement, entered into by and between Weisel and the Company on August 21, 2007 has been terminated with the execution of the Agreement.  A copy of the Agreement is attached hereto.  There was no disagreement between the Company and Weisel which led to his resignation.

On December 18, 2007, Robotic Workspace Technologies, a wholly owned subsidiary of Innova Robotics and Automation, Inc. (collectively, the “Company”), entered into a consulting agreement (the “Consulting Agreement”) with Walter Weisel (“Weisel”).  As per the Consulting Agreement, Weisel will obtain licensing agreements and settlements with trade secret and patent violators of the its  intellectual property and assist in obtaining funding and businesses opportunities for the Company related to the Company’s intellectual property, specifically, robotic devices. The Consulting Agreement terminates on June 19, 2008 and any extension of the Consulting Agreement must be in writing and signed by both parties. A copy of the Consulting Agreement is attached hereto.

Item 9.01                       Financial Statements and Exhibits

Exhibit Number	Description
4.1	Employment Termination and Retirement Agreement, dated December 18, 2007
4.3	Consulting Agreement, dated December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVA ROBOTICS & AUTOMATION, INC.

December 26, 2007	By:	/s/ Eugene V. Gartlan
Eugene V. Gartlan
Chief Executive Officer